As filed with the Securities and Exchange Commission on June 12, 2013.
===============================================================================
                                                   1933 Act File No. 333-143792
                                                    1940 Act File No. 811-22080


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                     FIRST TRUST ACTIVE DIVIDEND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                                PRELIMINARY--DATED JUNE 12, 2013


                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
  (to be renamed First Trust Dividend and Income Fund effective July 1, 2013)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                                 June __, 2013

Dear Shareholders:

      I am writing to inform you of an upcoming Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Active Dividend Income Fund (to be renamed First Trust Dividend and Income Fund effective July 1, 2013) (the "Fund"). The Meeting will be held at the offices of First Trust Advisors L.P. ("First Trust"), 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, September 16, 2013, at 3:30 p.m. Central Time.

      At the Meeting, you will be asked (1) to vote on a proposal to approve a new investment sub-advisory agreement for the Fund with Chartwell Investment Partners, L.P., a new sub-adviser (the "Proposal"), and (2) to transact such other business as may properly come before the Meeting and any adjournments and postponements thereof. The Board of Trustees of the Fund is recommending that shareholders approve the Proposal, which is described in the enclosed materials.

      In addition, at the recommendation of First Trust, which is the Fund's investment adviser, the Board of Trustees also has approved a "repositioning" of the Fund that contemplates, among other things, various changes to the Fund's investment strategies. Although these changes do not require shareholder approval to be implemented, certain of them require that shareholders be provided with at least 60 days' advance notice. In addition to describing the Proposal, the enclosed proxy materials describe these changes and, together with the separate notice entitled "Important Notice Regarding Change in Investment Policy" that accompanies the enclosed proxy materials, constitute such 60 days' advance notice.

      YOUR PARTICIPATION AT THE MEETING IS VERY IMPORTANT. If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share of the Fund that you own and a proportionate fractional vote for any fraction of a share that you own. Please read the enclosed materials and then cast your vote using one of the methods indicated on the enclosed proxy card.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card in the enclosed postage-paid return envelope, by telephone or over the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

      Thank you.


                                           Sincerely,

                                           James A. Bowen
                                           Chairman of the Board


-------------------------------------------------------------------------------
IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT _____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                             QUESTIONS AND ANSWERS

While we encourage you to read the full text of the enclosed proxy statement, as a quick reference, the following questions and answers provide a brief overview of the proposal to approve a new investment sub-advisory agreement (the "Proposal").

QUESTION 1: Why am I receiving these proxy materials?

ANSWER: You are receiving these proxy materials because, as of June 20, 2013, you were a shareholder of First Trust Active Dividend Income Fund (to be renamed First Trust Dividend and Income Fund effective July 1, 2013) (the "Fund") and, therefore, you are entitled to vote on the important Proposal concerning the Fund. More specifically, you are being asked to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement"), among the Fund, First Trust Advisors L.P. (the "Advisor"), and Chartwell Investment Partners, L.P. ("Chartwell"). Moreover, as a shareholder of the Fund, you are entitled to 60 days' advance notice of certain of the changes contemplated by the Repositioning described below and in the enclosed proxy statement, although you are not being asked to approve these changes. In addition to soliciting approval of the Proposal, these proxy materials describe the Repositioning and, together with the separate notice entitled "Important Notice Regarding Change in Investment Policy" that accompanies these proxy materials, are being provided to satisfy the 60 days' advance notice requirement.

QUESTION 2: Why is the New Sub-Advisory Agreement being proposed?

ANSWER: In connection with its ongoing oversight of the Fund, the Board of Trustees of the Fund (the "Board") has, over the course of several meetings, considered various alternatives presented by the Advisor to address the Fund's underperformance (in terms of both share price and net asset value) relative to its benchmarks and peer group average and to narrow its trading discount. As a result, after careful review, based on the recommendation of the Advisor, the Board determined that it was in the best interests of the Fund to replace the Fund's current sub-adviser, Aviance Capital Management, LLC ("Aviance"), with Chartwell. As a related matter, because it appears that certain of the Fund's investment strategies may have contributed to its performance issues, at the recommendation of the Advisor, the Board also approved certain changes, including changes proposed by Chartwell, to the Fund's investment strategies to effect a repositioning of its portfolio (the "Repositioning"). The Repositioning is described in more detail below and in the proxy statement. The Advisor and the Board believe that Chartwell's experience and expertise in managing investment strategies similar to certain of those contemplated by the Repositioning make it well-qualified to serve as sub-adviser to the Fund both during the Repositioning transition and once the Repositioning is completed. Chartwell currently serves as the sub-adviser to the First Trust Enhanced Equity Income Fund, another closed-end fund in the First Trust Fund Complex overseen by the Board, where it has implemented investment strategies similar to the Options Strategy (defined below) and the investment strategy contemplated for the Equity Component (defined below) of the Fund, described in further detail below and in the proxy statement.

QUESTION 3: What are the goals of the Repositioning and how will the Fund's investments change?

ANSWER: The Advisor and the Board believe that the Repositioning, which, in general terms, contemplates a high income generating equity strategy combined with the addition of leverage, the proceeds of which are expected to be invested in debt securities, may improve the Fund's performance and could lead to increased secondary market demand for the Fund's shares. More specifically, because the Repositioning includes, in addition to an equity component, a debt component, the potential combination of income generated from dividend yield, modest capital appreciation assumptions, option income and interest income may improve the Fund's net asset value performance relative to its benchmarks as well as the Fund's yield. Moreover, the use of leverage, while introducing certain additional risks, may help the Fund generate a higher yield for shareholders, which may help to narrow the Fund's trading discount. Set forth in the chart below are certain highlights of the Repositioning. As indicated, the Fund's investment objectives will stay the same, but its name and certain investment strategies will change. These changes, which are outlined below, do not require shareholder approval. The Fund's fundamental investment restrictions (which can only be changed with shareholder approval) will not change.

-------------------  ---------------------------------------------------  --------------------------------------------------
                     CURRENT FUND                                         REPOSITIONED FUND
-------------------  ---------------------------------------------------  --------------------------------------------------
FUND NAME            First Trust Active Dividend Income Fund              First Trust Dividend and  Income  Fund (effective
                                                                          July 1, 2013)
-------------------  ---------------------------------------------------  --------------------------------------------------
INVESTMENT           The Fund's primary investment objective is to seek   The Fund's primary investment objective is to
OBJECTIVES           a high level of current income. It has a             seek a high level of current income. It has a
                     secondary investment objective of capital            secondary investment objective of capital
                     appreciation.                                        appreciation.
-------------------  ---------------------------------------------------  --------------------------------------------------
INVESTMENT           o  Under normal market conditions, the Fund          o  The Fund will seek to achieve its
STRATEGIES              invests at least 80% of its Currently                investment objectives by investing at least
                        Defined Managed Assets (as defined in the            80% of its Managed Assets (as defined in
-------------------  ---------------------------------------------------  --------------------------------------------------




-------------------  ---------------------------------------------------  --------------------------------------------------
                     CURRENT FUND                                         REPOSITIONED FUND
-------------------  ---------------------------------------------------  --------------------------------------------------
                        proxy statement) in a diversified portfolio          the proxy statement) in a diversified
                        of dividend-paying multi-cap equity                  portfolio of dividend-paying multi-cap
                        securities of both U.S. and non-U.S.                 equity securities, debt securities and
                        issuers that the Fund's sub-adviser                  senior, secured floating rate loans
                        believes offer the potential for attractive          ("Senior Loans") that offer the potential
                        income and/or capital appreciation.                  for attractive income and/or capital
                                                                             appreciation.

                                                                          o  The Fund's portfolio will consist of two
                                                                             components: (1) the "Equity Component,"
                                                                             which will consist primarily of equity
                                                                             securities of both U.S. and non-U.S.
                                                                             issuers of any market capitalization that
                                                                             are readily traded on a registered U.S.
                                                                             national securities exchange ("Equity
                                                                             Securities"); and (2) the "Senior Loan/High
                                                                             Yield Debt Component," which will primarily
                                                                             consist of (i) Senior Loans and (ii) debt
                                                                             securities that are rated below investment
                                                                             grade (i.e., "junk bonds") or unrated at
                                                                             the time of purchase ("High Yield Debt
                                                                             Securities").

                                                                          o  The Fund may invest up to 25% of its
                                                                             Managed Assets in U.S. dollar-denominated
                                                                             Equity Securities of non-U.S. issuers.

                     o  The Fund may write call options on index          o  On an ongoing and consistent basis, the
                        and single stock options on up to 50% of             Fund expects to write (sell) covered call
                        the Fund's portfolio value.                          options on equity indices and/or Equity
                                                                             Securities within the Equity Component. The
                                                                             Fund will normally write (sell) covered
                                                                             call options against equity indices and/or
                                                                             Equity Securities with strike prices and
                                                                             expiration dates that are collectively
                                                                             intended to provide risk/reward
                                                                             characteristics that are consistent with
                                                                             the Fund's investment objectives (the
                                                                             "Options Strategy").
-------------------  ---------------------------------------------------  --------------------------------------------------
LEVERAGE             The Fund is authorized to utilize leverage through   The Fund initially intends to utilize leverage
                     the issuance of preferred shares and/or through      through borrowings in an amount up to 25% of the
                     the issuance of commercial paper or notes and/or     Fund's Managed Assets to seek to enhance its
                     other borrowings, but currently has no outstanding   potential for current income. To the extent
                     leverage.                                            leverage is used, the Fund currently intends to
                                                                          invest  the  funds  raised  through  leverage  in
                                                                          Senior Loans and High Yield Debt Securities.
------------------- --------------------------------------------------- --------------------------------------------------

QUESTION 4: In addition to the change in sub-adviser, in what other ways will the management of the Fund change as a result of the Repositioning?

ANSWER: Chartwell will be primarily responsible for the day-to-day management of the Equity Component and the Options Strategy. As indicated above, part of the

Repositioning includes adding the Senior Loan/High Yield Debt Component to the Fund. The Senior Loan/High Yield Debt Component will not be managed by Chartwell, but rather, will be managed by the Advisor through its Leveraged Finance Investment Team, which currently manages or supervises over $900 million in senior secured bank loans and high yield bonds.

QUESTION 5: Will the Fund's advisory fee rate change as a result of the New Sub-Advisory Agreement or the Repositioning?

ANSWER: No, the Fund's advisory fee rate will not change as a result of the New Sub-Advisory Agreement and the Repositioning. However, in light of the Repositioning, the sub-advisory fee payable by the Advisor to Chartwell will be based only on the portion of Managed Assets allocated to Chartwell (i.e., the Equity Component and Options Strategy) rather than total Managed Assets (which would include the Senior Loan/High Yield Debt Component). In addition, to the extent the Fund uses leverage, the amount of the Fund's advisory fees payable to the Advisor will be, and the sub-advisory fees payable by the Advisor to Chartwell may be, higher because such fees are calculated based on Managed Assets (as defined in the proxy statement), which include assets purchased with leverage.

QUESTION 6: Will the risk profile of the Fund change as a result of the Repositioning?

ANSWER: Many of the principal risks of investing in the Fund currently will also apply to the repositioned Fund. However, as a result of the Repositioning, including, in particular, the addition of the Senior Loan/High Yield Debt Component, the implementation of the Options Strategy and the anticipated use of leverage, the Fund will be subject to certain additional and/or heightened risks, as described in more detail in the proxy statement.

QUESTION 7: When will the Repositioning be implemented?

ANSWER: Effective July 1, 2013, the name of the Fund will change from First Trust Active Dividend Income Fund to First Trust Dividend and Income Fund. In addition, effective July 1, 2013, Chartwell will begin managing the Fund in accordance with an interim investment sub-advisory agreement (described in the proxy statement) and may employ certain investment practices and techniques that differ from those that Aviance has used in managing the Fund, but that are consistent with the strategies and policies that were set forth in the Fund's most recent prospectus and statement of additional information or that were subsequently disclosed and became effective. Otherwise, it is currently expected that the process to effect the Repositioning will begin on or about September __, 2013.

QUESTION 8: What happens if shareholders do not approve the New Sub-Advisory Agreement?

ANSWER: If shareholders do not approve the New Sub-Advisory Agreement, the Board will consider other alternatives for the Fund as it deems appropriate and in the best interests of the Fund. The Repositioning is not contingent upon approval of the New Sub-Advisory Agreement, however, and may still be implemented (in whole or in part) even if shareholders do not approve the New Sub-Advisory Agreement.

QUESTION 9: Will there be any one-time costs associated with the Repositioning?

ANSWER: The Fund pays trading costs, such as commissions or dealer mark-ups, when it buys and sells securities. It is anticipated that the Repositioning will result in some increased portfolio turnover, which will result in higher explicit (i.e., trading commissions) and implicit (i.e., dealer mark-ups) transaction costs than might otherwise be incurred. Any such costs incurred will initially reduce the total return on net asset value to shareholders. The Advisor and the Board believe that the potential benefits of the Repositioning, including potential improved market price of the Fund's shares relative to net asset value, should outweigh the reduction in the Fund's net asset value due to the trading costs associated with the Repositioning. In addition, it should be noted that the Fund currently operates under strategies that have resulted in high portfolio turnover and the implementation of the Repositioning is anticipated to reduce the Fund's annual portfolio turnover rate going forward.

QUESTION 10: Will the Repositioning be a taxable event to Fund shareholders?

ANSWER: Although the Fund may realize gains or losses from the sale of existing portfolio securities, it is expected that the Fund's capital loss carry-forwards will offset any net realized capital gains associated with the Repositioning.

QUESTION 11: How does the Board recommend shareholders vote on the Proposal?

ANSWER: At a meeting held on June 9-10, 2013, the Board unanimously approved and recommended that shareholders vote FOR the Proposal. If no instructions are indicated on your proxy, the representatives holding proxies will vote for the Proposal in accordance with the recommendation of the Board.

QUESTION 12: Whom do I call if I have questions?

ANSWER: If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call the Fund's proxy solicitor, AST Fund Solutions, LLC, at _______________ from _________________. Please have your proxy materials available when you call.

QUESTION 13: How do I vote?

ANSWER: You may vote by mail, by telephone or over the Internet:

      o To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

      o To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

      o To vote over the Internet, please go to the Internet address provided on your proxy card and follow the instructions using your proxy card as a guide.

QUESTION 14: Who is paying for the costs of the proxy statement and solicitation?

ANSWER: The costs of the proxy statement and solicitation will be shared equally by the Fund and the Advisor.

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
  (to be renamed First Trust Dividend and Income Fund effective July 1, 2013)

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To be held on September 16, 2013

June __, 2013

To the Shareholders of First Trust Active Dividend Income Fund:

      Notice is hereby given that a Special Meeting of Shareholders (referred to as the "Meeting") of First Trust Active Dividend Income Fund (to be renamed First Trust Dividend and Income Fund effective July 1, 2013) (the "Fund"), a Massachusetts business trust, will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on Monday, September 16, 2013, at 3:30 p.m. Central Time, for the following purposes:

            1. To approve a new investment sub-advisory agreement among the Fund, First Trust Advisors L.P., as investment advisor, and Chartwell Investment Partners, L.P., as investment sub-adviser.

            2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

      The close of business on June 20, 2013 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.


                                           By order of the Board of Trustees,


                                           W. Scott Jardine
                                           Secretary

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE. YOU MAY VOTE EASILY AND QUICKLY BY MAIL, TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT ( ) ____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
-------------------------------------------------------------------------------

                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
  (to be renamed First Trust Dividend and Income Fund effective July 1, 2013)

                        SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 2013

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187


                                PROXY STATEMENT

                                 June __, 2013


      This Proxy Statement and the enclosed proxy card will first be mailed to shareholders on or about __, 2013.

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of First Trust Active Dividend Income Fund (to be renamed First Trust Dividend and Income Fund effective July 1, 2013) (the "Fund"), a Massachusetts business trust, for use at a Special Meeting of Shareholders of the Fund to be held on Monday, September 16, 2013, at 3:30 p.m. Central Time, at the offices of First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, and at any adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

      The Board has fixed the close of business on June 20, 2013 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

      As discussed more fully below, shareholders of the Fund are being asked:

      1. To vote to approve a new investment sub-advisory agreement among the Fund, the Advisor and Chartwell Investment Partners, L.P. ("Chartwell"), as investment sub-adviser.

      2. To transact such other business as may properly come before the Meeting (including any adjournments or postponements).

GENERAL INFORMATION

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares") outstanding. Although the Fund is authorized to issue preferred shares of beneficial interest ("Preferred Shares"), no Preferred Shares are currently outstanding. On the Record Date, the Fund had ___________ Shares outstanding. Shares of the Fund are listed on the New York Stock Exchange under the ticker symbol "FAV." Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the new investment sub-advisory agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Fund, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments. Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      Proxy solicitations will be made largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Fund, as well as affiliates of such service providers. A proxy solicitation firm, AST Fund Solutions, LLC, has also been engaged to solicit proxies at a cost which is expected to be approximately [$_____]. The costs of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be shared equally by the Fund and the Advisor. The Fund and the Advisor will also reimburse brokerage firms for their expenses in forwarding solicitation materials to the beneficial owners of Shares.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON SEPTEMBER 16, 2013. [THIS PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT: HTTP://WWW.FTPORTFOLIOS.COM/[_________________].] THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON
THE INTERNET AT:

[HTTP://WWW.FTPORTFOLIOS.COM/RETAIL/CEF/CEFFUNDNEWS.ASPX?TICKER=FAV].
THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

      o  indicate your instructions on the proxy card;

      o  date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy card to be received BY 3:30 P.M. CENTRAL TIME, ON MONDAY, SEPTEMBER 16, 2013. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

                         BACKGROUND AND REASON FOR VOTE

      Aviance Capital Management, LLC ("Aviance"), an affiliate of the Advisor, currently serves as the investment sub-adviser to the Fund under an Investment Sub-Advisory Agreement dated January 3, 2011 among the Fund, Aviance and the Advisor (the "Aviance Sub-Advisory Agreement"), that will expire on June 30, 2013. At a meeting of the Board of Trustees of the Fund (the "Board") held on June 9-10, 2013 (the "Board Meeting"), the Board considered renewal of the Aviance Sub-Advisory Agreement for another one-year period upon its expiration. Over the course of several meetings prior to the Board Meeting, in connection with its ongoing oversight of the Fund, the Board had considered information provided by the Advisor and held discussions regarding various alternatives presented by the Advisor to address the Fund's underperformance (in terms of both share price and net asset value) relative to its benchmarks and peer group average and to narrow its trading discount. Ultimately, the Advisor recommended that the Aviance Sub-Advisory Agreement not be renewed and that Aviance be replaced by Chartwell. Accordingly, after careful consideration, based on the Advisor's recommendation, the Board determined that the appointment of Chartwell as the Fund's new investment sub-adviser was in the best interests of the Fund and did not renew the Aviance Sub-Advisory Agreement at the Board Meeting.

      As a related matter, because it appears that certain of the Fund's investment strategies may have contributed to its performance issues, the Board, at the Board Meeting, approved a repositioning of the Fund's portfolio (the "Repositioning") including, among other things, certain changes to the Fund's investment strategies, including changes proposed by Chartwell, as described in more detail below. In making its recommendation that Chartwell be appointed as the Fund's sub-adviser, the Advisor indicated to the Board that it believed Chartwell was well-qualified to serve as sub-adviser to the Fund both during the Repositioning transition and once the Repositioning is completed, and noted Chartwell's experience and expertise in managing investment strategies similar to certain of those contemplated by the Repositioning (i.e., investment strategies for the Equity Component and the Options Strategy, as defined below), as well as its track record in serving as the investment sub-adviser to the First Trust Enhanced Equity Income Fund, another closed-end fund in the First Trust Fund Complex overseen by the Board.

      As permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), at the Board Meeting, to ensure the continuation of investment sub-advisory services to the Fund after the expiration of the Aviance Sub-Advisory Agreement on June 30, 2013 (the "Termination Date"), the Board, including a majority of the Trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Fund (such Trustees, the "Independent Trustees"), approved an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement") among the Advisor, the Fund and Chartwell. The Interim Sub-Advisory Agreement will become effective on July 1, 2013. In addition, at the Board Meeting, the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among the Advisor, the Fund and Chartwell.

      Section 15(a) of the 1940 Act generally requires that investment advisory agreements (including investment sub-advisory agreements) be approved by shareholders; however, Rule 15a-4 promulgated under the 1940 Act ("Rule 15a-4") provides a temporary exemption from the shareholder approval requirement if a previous advisory contract was terminated due to certain events, including failure to renew the contract. Pursuant to Rule 15a-4, the Interim Sub-Advisory

Agreement will be in effect no longer than through November 27, 2013 (i.e., 150 days after the Termination Date, referred to as the "Interim Termination Date"). If shareholders of the Fund do not approve the New Sub-Advisory Agreement by the Interim Termination Date, the Board will take such action as it deems to be in the best interests of the Fund. The Interim Sub-Advisory Agreement will automatically terminate upon the approval by shareholders of the New Sub-Advisory Agreement. In addition, the Interim Sub-Advisory Agreement may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and rules and regulations promulgated thereunder) of the Fund upon 60 days' written notice to Chartwell.

                        DESCRIPTION OF THE REPOSITIONING

A brief description of the Repositioning is set forth below. The Advisor recommended and the Board approved the changes to the Fund contemplated by the Repositioning, which do not require shareholder approval, although implementation of certain of the investment strategy changes requires 60 days' advance notice to shareholders. The description of the Repositioning set forth below and elsewhere in the proxy materials, together with the separate notice entitled "Important Notice Regarding Change in Investment Policy" that accompanies the proxy materials, constitute such 60 days' advance notice.

GOALS OF THE REPOSITIONING

      The Advisor and the Board believe that the Repositioning, which, in general terms, contemplates a high income generating equity strategy combined with the addition of leverage, the proceeds of which are expected to be invested in Senior Loans and High Yield Debt Securities (as such terms are defined below), may improve the Fund's performance and could lead to increased secondary market demand for the Fund's Shares. More specifically, because the Repositioning includes, in addition to an Equity Component, a Senior Loan/High Yield Debt Component (as such terms are defined below), the potential combination of income generated from dividend yield, modest capital appreciation assumptions, option income from the Options Strategy (as defined below) and interest income from Senior Loans and High Yield Debt Securities may improve the Fund's net asset value performance relative to its benchmarks as well as the Fund's yield. Moreover, the use of leverage, while introducing certain additional risks, may generate a higher yield for the Fund, which may help to narrow the Fund's trading discount.

INVESTMENT OBJECTIVES

      The Fund's current primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund's investment objectives will not change as a result of the Repositioning.

INVESTMENT STRATEGIES

      Pre-Repositioning. Currently, under normal market conditions, the Fund invests at least 80% of its Currently Defined Managed Assets (defined as the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings (i.e., issuance by the Fund of commercial paper or notes and/or other borrowings)), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred and the liquidation preference of any outstanding Preferred Shares)) in a diversified portfolio of dividend-paying multi-cap equity securities of both U.S. and non-U.S. issuers that the Fund's sub-adviser believes offer the potential for attractive income and/or capital appreciation. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and warrants, all of which generally trade on a U.S. national securities exchange. The Fund may, from time to time, also invest a portion of its Currently Defined Managed Assets in real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), exchange-traded funds ("ETFs") and U.S. government securities, and does not invest more than 20% of its Currently Defined Managed Assets in MLPs. The Fund currently combines four quantitative and fundamental research-driven investment strategies -- value, growth, dividend capture rotation and special dividends identification -- with the aim of providing a balanced approach to income, capital gains and tax efficiency. The Fund currently also may write call options on index and single stock options on up to 50% of the Fund's portfolio value.

      The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold.

      In addition, the Fund may, but is not required to, use various strategic transactions to seek to: (i) reduce interest rate risks arising from any use of financial leverage; (ii) facilitate portfolio management; (iii) mitigate risks, including interest rate, currency and credit risks; and/or (iv) earn income. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest and currency transactions such as swaps, caps, floors or collars or credit transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments.

      To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Currently Defined Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities.

      Repositioned Fund. Upon completion of the Repositioning, it is anticipated that the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend-paying multi-cap equity securities, debt securities and senior, secured floating rate loans ("Senior Loans") that offer the potential for attractive income and/or capital appreciation. The Fund's portfolio will consist of two components: (1) the "Equity Component," which will consist primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component," which will primarily consist of Senior Loans and debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase ("High Yield Debt Securities"). "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of Borrowings (as defined below)), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any Borrowings incurred and notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares is not treated as a liability. "Borrowings" means the issuance of notes or other borrowings. It is currently anticipated that Chartwell will be primarily responsible for the day-to-day management of the Equity Component as well as the Options Strategy (defined and described below), and the Advisor, through its Leveraged Finance Investment Team (which currently manages or supervises over $900 million in senior secured bank loans and high yield bonds), will be primarily responsible for the Senior Loan/High Yield Debt Component.

      The Equity Securities in which the Fund may invest include common stocks, preferred securities, convertible securities, ADRs, including American

Depositary Shares ("ADS"), EDRs, GDRs and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities also include (including for purposes of the 80% test set forth above) investments in REITs, MLPs and investment companies, including ETFs and business development companies ("BDCs").

      Further, under normal market conditions, the Fund also intends to apply the following guidelines to its investments:

            o the Fund will invest a majority of its Managed Assets in a diversified portfolio of dividend-paying Equity Securities;

            o the Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers;

            o the Fund will not invest more than 20% of its Managed Assets in MLPs;

            o the Fund may invest up to 10% of its Managed Assets in Equity Securities of other investment companies (including ETFs and BDCs) that invest primarily in securities of the type in which the Fund may invest directly; and

            o up to 100% of the Senior Loan/High Yield Debt Component may consist of below-investment grade securities.

      On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities within the Equity Component. It is intended that writing (selling) call options will provide the Fund with current income (in the form of premiums received for writing (selling) the call options) and may enhance the Fund's total return in a neutral to modestly rising market and provide a partial hedge in a declining market. The Fund will normally write (sell) covered call options against equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives (the "Options Strategy"). Such call options would give the option holders the right, but not the obligation, to purchase the security underlying the option (or the cash value of the index underlying the option) at a specified price (the "strike price") on one or more future dates (each, an "expiration date"). Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the strike price or to pay the strike price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

      The Fund intends to write call options only if they are "covered." The Fund will not write (sell) "naked" call options (e.g., options on more Equity Securities than are held in the Fund's portfolio). As a result, the number of call options the Fund can write (sell) on individual securities will normally be limited by the number of securities in the Equity Component. In the case of a call option on an individual security, the option will be "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Fund's investment sub-adviser (in accordance with procedures approved by the Board) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. In the case of a call option on an index, the option will be "covered" if the Fund owns a portfolio of stocks substantially replicating the movement of the index. A call option on a security or index also will be "covered" if the Fund holds a call on the same security or index as the call written where the strike price of the call held is (i) equal to or less than the strike price of the call written; or (ii) greater than the strike price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

      It is anticipated that the Fund will primarily write (sell) options that are "out-of-the-money" (i.e., that have a strike price that is generally above the current market value of the underlying security or the current cash value of the underlying index); however, the Fund may also write (sell) options that are "in-the-money" (i.e., that have a strike price that is generally below the current market value of the underlying security or the current cash value of the underlying index) or "at-the-money" (i.e., that have a strike price that is equal to the current market value of the underlying security or the current cash value of the underlying index).

      In addition to writing (selling) covered call options, the Fund may enter into certain other derivative transactions ("Strategic Transactions") to seek to manage the risks of the Fund's portfolio securities or for other purposes to the extent the Advisor or the sub-adviser determines that the use of Strategic Transactions is consistent with the Fund's investment objectives and policies and applicable regulatory requirements. For instance, the Fund may purchase call options and purchase and sell put options on equity indices and/or Equity Securities within the Equity Component. The market value of the Fund's Strategic Transactions, if any, will be counted towards the Fund's policy to invest, under normal market conditions, at least 80% of its Managed Assets in Equity Securities, Senior Loans and High Yield Debt Securities, as discussed above, to the extent the Strategic Transactions have economic characteristics similar to such Equity Securities, Senior Loans and High Yield Debt Securities. Certain of the Fund's Strategic Transactions, if any, may provide investment leverage to the Fund's portfolio. Other than writing (selling) covered call options, the Fund does not intend to enter into Strategic Transactions as a principal part of its investment strategy.

      To generate additional income, the Fund may lend portfolio securities in an amount up to 20% of Managed Assets to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

LEVERAGE

      Although it is authorized to utilize leverage, the Fund currently has no outstanding leverage. As a result of the Repositioning, the Fund is initially expected to utilize leverage through Borrowings in an amount up to 25% of the Fund's Managed Assets to seek to enhance its potential for current income. To the extent leverage is used, the Fund is expected to invest the funds raised through leverage in Senior Loans and High Yield Debt Securities. The Fund initially anticipates that, under normal market conditions, it will utilize leverage through Borrowings under a revolving credit facility representing approximately 25% of the Fund's Managed Assets.

RISKS

      Many of the principal risks of investing in the Fund currently will also apply to the repositioned Fund. For example, the Fund will continue to be subject to, among others, equity securities risk; investment and market risk; management risk; MLP risk; non-U.S. securities risk; convertible securities risk; and portfolio turnover risk. However, as a result of the Repositioning, including in particular the addition of the Senior Loan/High Yield Debt Component, the implementation of the Options Strategy and the anticipated use of leverage, the Fund will be exposed to certain new and/or heightened risks that are associated with these strategies, including the following:

      Senior Loan Risk. An investment in Senior Loans involves risk that the borrowers under Senior Loans may default on their obligations to pay principal or interest when due. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan's value. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Senior Loans are typically structured as floating rate instruments in which the interest rate payable on the obligation fluctuates with interest rate changes. As a result, the yield on Senior Loans will generally decline in a falling interest rate environment causing the Fund to experience a reduction in the income it receives from a Senior Loan. Senior Loans are generally below investment grade quality and may be unrated at the time of investment; are generally not registered with the Securities and Exchange Commission ("SEC") or state securities commissions; and are generally not listed on any securities exchange. In addition, the amount of public information available on Senior Loans is generally less extensive than that available for other types of assets.

      Debt Securities Risk. Debt securities, including High Yield Debt Securities, are subject to certain risks, including: (i) issuer risk (the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer); (ii) interest rate risk (the risk that debt securities will decline in value because of changes in market interest rates);
(iii) liquidity risk (the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books); (iv) prepayment risk (the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities); and (v) reinvestment risk (the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate).

      Credit and Below Investment Grade Securities Risk. Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it may invest in below investment grade securities, such as certain of the Senior Loans and High Yield Debt Securities in which it invests, which are commonly referred to as "junk" or "high yield" securities; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Below investment grade securities are issued by companies that may have limited operating history, narrowly focused operations and/or other impediments to the timely payment of periodic interest and principal at maturity. These securities are susceptible to default or decline in market value due to adverse economic and business developments and are often unsecured and subordinated to other creditors of the issuer.

      Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Moody's Investors Service, Inc. and Fitch Ratings, Inc., and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Consequently, securities with the same maturity, duration, coupon and rating may have different yields. Any shortcomings or inefficiencies in credit rating agencies' processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities' perceived or actual credit risk.

      Valuation Risk. Unlike publicly traded common stock that trades on national exchanges, there is no central place or exchange for trading of certain other securities in which the Fund may invest, such as Senior Loans and High Yield Debt Securities. High Yield Debt Securities generally trade on an over-the-counter ("OTC") market which may be anywhere in the world where the buyer and seller can settle on a price. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an OTC secondary market. Due to the lack of centralized information and trading, the valuation of Senior Loans and High Yield Debt Securities may carry more risk than that of common stock.

      Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including Senior Loans and High Yield Debt Securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. There can be no assurance that conditions such as those prevalent during the recent credit crisis will not occur in the future. During this period, liquidity in these markets was significantly reduced. General market uncertainty and consequent repricing risk led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities, including Senior Loans and High Yield Debt Securities. In addition, several major dealers of debt securities exited the market via acquisition or bankruptcy during this period. These conditions resulted in, and in certain cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with certain debt securities remaining illiquid and of uncertain value.

      Interest Rate Manipulation Risk. According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the London-Interbank Offered Rate ("LIBOR") rate setting process. Since June 2012, at least two such financial institutions have been fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including Senior Loans in which the Fund may invest. Any future similar developments could, in turn, positively or negatively impact the value of such securities owned by the Fund. In addition, regulatory actions taken in response to these developments may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes, including the use of alternative interest rate setting procedures, may adversely affect the trading market for LIBOR-based instruments, including Senior Loans.

      Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Moreover, leverage involves additional risks and special considerations for common shareholders including: (i) potentially greater volatility of net asset value and market price of common shares; (ii) the risk that fluctuations in interest rates on Borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; and (iii) the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares. In addition, shareholders should be aware that the investment advisory fee payable to the Advisor will be, and the sub-advisory fee payable by the Advisor to the sub-adviser may be, higher than if the Fund did not use leverage because the definition of "Managed Assets" includes the proceeds of leverage.

     Covered Call Options Risk. There are various risks associated with the Fund writing (or selling) covered call options. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the underlying security (or the cash value of the index) over the strike price upon exercise. In effect, the Fund would forgo, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the strike price of the call option (which, for index options, will depend in part on the extent of correlation of the performance of the securities in the Equity Component with the performance of the relevant index), but would retain the risk of loss should the price of the underlying security or index decline. Therefore, the writing (or selling) of covered call options may limit the Fund's ability to benefit from the full upside potential of its investment strategies. In addition, the value of call options written by the Fund is determined by trading activity in the broad options market and may be adversely affected if the market for the option is reduced or becomes illiquid.

     BDC Risk. Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC's volatility and risk. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may employ the use of leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

      Please note that the above discussion does not include all of the risks associated with an investment in the Fund, but rather briefly summarizes certain new and/or heightened risks that will be presented as a result of the Repositioning.

PORTFOLIO MANAGEMENT

      It is currently expected that Bernard P. Schaffer, Douglas W. Kugler and Peter M. Schofield, all of whom are portfolio managers with Chartwell, will be responsible for the management of the Fund's portfolio allocated to the Equity Component, as well as the Options Strategy. Biographical information for these portfolio managers is set forth under "Proposal: Approval of a New Investment Sub-Advisory Agreement for the Fund -- Portfolio Management."

      It is currently expected that the portfolio managers identified below, both of whom are members of the Advisor's Leveraged Finance Investment Team, which currently manages or supervises over $900 million in senior secured bank loans and high yield bonds, will be responsible for the management of the Fund's portfolio allocated to the Senior Loan/High Yield Debt Component.

      WILLIAM HOUSEY, CFA
      SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

      William Housey, CFA, joined First Trust Advisors in June 2010 as Senior Portfolio Manager for the Leveraged Finance Investment Team and has 16 years of investment experience. Mr. Housey is a Senior Vice President of First Trust Advisors. Prior to joining First Trust Advisors, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including Senior Loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a B.S. in Finance from Eastern Illinois University and an M.B.A.

in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. He also holds the FINRA Series 7, Series 52 and Series 63 licenses. Mr. Housey also holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

      SCOTT D. FRIES, CFA
      VICE PRESIDENT, PORTFOLIO MANAGER

      Scott Fries, CFA, joined First Trust Advisors in June 2010 as Co-Portfolio Manager in the Leveraged Finance Investment Team and has 18 years of investment industry experience. Mr. Fries is a Vice President of First Trust Advisors. Prior to joining First Trust Advisors, Mr. Fries spent 15 years at Morgan Stanley/Van Kampen Funds, Inc, where he most recently served as Executive Director and Co-Portfolio Manager of Institutional Separately Managed Accounts. Mr. Fries received a B.A. in International Business from Illinois Wesleyan University and an M.B.A. in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation. He is a member of the CFA Institute and the CFA Society of Chicago.

ASSOCIATED COSTS

      The Fund pays trading costs, such as commissions or dealer mark-ups, when it buys and sells securities. It is anticipated that the Repositioning will result in some increased portfolio turnover, which will result in higher explicit (i.e., trading commissions) and implicit (i.e., dealer mark-ups) transaction costs than might otherwise be incurred. Any such costs incurred will initially reduce the total return on net asset value to shareholders. The Advisor and the Board believe that the potential benefits of the Repositioning, including potential improved market price of the Fund's Shares relative to net asset value, should outweigh the reduction in the Fund's net asset value due to the trading costs associated with the Repositioning. In addition, it should be noted that the Fund currently operates under strategies that have resulted in high portfolio turnover and the implementation of the Repositioning is anticipated to reduce the Fund's annual portfolio turnover rate going forward.

TAX EFFECTS

      Although the Fund may realize gains or losses from the sale of existing portfolio securities, it is expected that the Fund's capital loss carry-forwards will offset any net realized capital gains.

NAME CHANGE

      The Fund will change its name to First Trust Dividend and Income Fund on July 1, 2013.

IMPLEMENTATION

      When Chartwell begins managing the Fund under the Interim Sub-Advisory Agreement effective July 1, 2013, it may employ certain investment practices and techniques that differ from those that Aviance has used in managing the Fund, but that are consistent with the strategies and policies that were set forth in the Fund's most recent prospectus and statement of additional information or that were subsequently disclosed and became effective. Otherwise, it is currently expected that the process to effect the Repositioning will begin on or about September __, 2013. The Repositioning is not contingent upon approval of the New Sub-Advisory Agreement and may still be implemented (in whole or in part) even if shareholders do not approve the New Sub-Advisory Agreement.

   PROPOSAL: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

INFORMATION ABOUT THE AVIANCE SUB-ADVISORY AGREEMENT

      Aviance currently serves as investment sub-adviser to the Fund pursuant to the Aviance Sub-Advisory Agreement. Aviance has served as the sub-adviser to the Fund since the Fund's inception on September 20, 2007. The Aviance Sub-Advisory Agreement was last approved by shareholders of the Fund at a special meeting held on January 3, 2011 at which shareholder approval was sought because a prior sub-advisory agreement, also among the Fund, the Advisor and Aviance, had terminated as the result of an automatic assignment in connection with a change in control of the Advisor. Since the beginning of the Fund's last fiscal year, the continuation of the Aviance Sub-Advisory Agreement was approved by the Board at a meeting held on June 10-11, 2012.

      For the Fund's last fiscal year, (i) the aggregate amount of advisory fees paid by the Fund to the Advisor was $749,278; and (ii) the aggregate amount of fees paid by the Advisor to Aviance under the Aviance Sub-Advisory Agreement was $374,639. In addition, the Fund paid $9,250 to the Advisor for certain services pertaining to fund reporting.

INFORMATION ABOUT CHARTWELL

General Information

      Chartwell, located at 1235 Westlakes Drive, Berwyn, Pennsylvania 19312, is an SEC-registered investment advisor. Founded in 1997, Chartwell is an employee-owned investment firm focusing on institutional, sub-advisory, and private client relationships. The firm is a quality-based equity and fixed-income manager with a disciplined, team-oriented investment process. As of May 31, 2013, Chartwell had 48 employees and approximately $6.3 billion of assets under management.

Organizational Information

      Chartwell is a Pennsylvania limited partnership. The general partner of Chartwell is Chartwell GP, Inc. ("Chartwell GP"), a Pennsylvania corporation that has elected to be treated as an "S corporation" for federal income tax purposes. The address of Chartwell GP is 1235 Westlakes Drive, Berwyn, Pennsylvania 19312. Chartwell GP owns 1% of Chartwell and currently has nine equal shareholders, six of whom are employees or retired employees of Chartwell, and three of whom are limited partners of Maverick Partners, L.P. ("Maverick"). Maverick, a Pennsylvania limited partnership whose general partner is Bobcat Partners, L.P., a Pennsylvania limited partnership, was formed in 1997 for the sole purpose of investing seed capital to fund the start of Chartwell's operations. Limited partnership interests in Maverick are currently held by various individuals. Maverick currently holds a minority ownership interest in Chartwell and is not actively involved in the operations of Chartwell. The remainder of the ownership interests in Chartwell (approximately 75%) are held by approximately 30 employees and retired employees of Chartwell.

      The operations of Chartwell and Chartwell GP are governed by the board of directors of Chartwell GP (the "Chartwell GP Board"). The names and principal occupations of the persons who are principal executive officers of Chartwell and/or Chartwell GP and/or members of the Chartwell GP Board are set forth below:

-------------------------------  ----------------------------------------------------------------------------------------
                                                     POSITION(S) WITH CHARTWELL AND CHARTWELL GP AND
             NAME                                                 PRINCIPAL OCCUPATION
-------------------------------  ----------------------------------------------------------------------------------------
Edward N. Antoian                Board Member and Vice President (Chartwell GP); Managing Partner and
                                 Senior Portfolio Manager (Chartwell)
-------------------------------  ----------------------------------------------------------------------------------------
G. Gregory Hagar                 Treasurer and Secretary (Chartwell GP); Managing Partner, Chief Financial Officer and
                                 Chief Compliance Officer (Chartwell)
-------------------------------  ----------------------------------------------------------------------------------------
R. Radcliffe Hastings            Board Member (Chartwell GP); Private Investor
-------------------------------  ----------------------------------------------------------------------------------------
Michael J. McCloskey             Vice President (Chartwell GP); Managing Partner, President and Director of
                                 Client Services and Marketing (Chartwell)
-------------------------------  ----------------------------------------------------------------------------------------
Timothy J. Riddle                Board Member and President (Chartwell GP); Managing Partner and
                                 Chief Executive Officer (Chartwell)
-------------------------------  ----------------------------------------------------------------------------------------
Bernard P. Schaffer              Board Member and Vice President (Chartwell GP); Managing Partner and
                                 Senior Portfolio Manager (Chartwell)
-------------------------------  ----------------------------------------------------------------------------------------

The business address for each is 1235 Westlakes Drive, Suite 400, Berwyn, Pennsylvania 19312.


Similar Fund Sub-Advised by Chartwell

       Chartwell currently serves as investment sub-adviser to the First Trust Enhanced Equity Income Fund (the "Equity Income Fund"), which has an investment objective similar to that of the Fund. In serving as investment sub-adviser to the Equity Income Fund, Chartwell uses investment strategies similar to those which it intends to use in serving the Fund. Information about the size of the Equity Income Fund and the annual rate of compensation paid to Chartwell for its services as investment sub-adviser to the Equity Income Fund is set forth below:

---------------------------------------  ------------------------------------  -------------------------------------
              FUND NAME                     ASSETS UNDER MANAGEMENT AS OF           ANNUAL RATE OF COMPENSATION
                                                     MAY 31, 2013
---------------------------------------  ------------------------------------  -------------------------------------
First Trust Enhanced Equity Income           Approximately $288.2 million            0.50% of managed assets*
Fund
---------------------------------------  ------------------------------------  -------------------------------------
         * Chartwell has not waived, reduced or otherwise agreed to reduce its compensation for sub-advisory services provided to the Equity Income Fund.

The Interim Sub-Advisory Agreement

      Many of the terms of the Interim Sub-Advisory Agreement are substantially the same as those of the Aviance Sub-Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and the term. Unless terminated sooner in accordance with its terms, the Interim Sub-Advisory Agreement will continue to be in effect until the Interim Termination Date or until shareholders of the Fund approve the New Sub-Advisory Agreement, whichever occurs first. In addition, the Interim Sub-Advisory Agreement may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 calendar days' written notice to the sub-adviser, without payment of any penalty.

PORTFOLIO MANAGEMENT

      It is currently expected that the portfolio managers identified below will be responsible for the day-to-day management of the Fund's portfolio under the Interim Sub-Advisory Agreement and that they will continue to manage the portion of the Fund's portfolio allocated to the Equity Component, as well as the Options Strategy, if shareholders approve the New Sub-Advisory Agreement.

      BERNARD P. SCHAFFER
      MANAGING PARTNER, SENIOR PORTFOLIO MANAGER

      Mr. Schaffer is a founding partner of Chartwell and has 42 years of investment industry experience. He serves as senior portfolio manager for Chartwell's closed-end fund and hedged large-cap equity strategies and focuses on securities in the Energy and Financials sectors. He was employed as a Senior Portfolio Manager at Delaware Investment Advisers from 1990 to 1997, managing closed-end equity income funds that utilized option strategies to generate portfolio gains. Mr. Schaffer earned a Bachelor's degree in Economics from Villanova University and an MBA from the University of Pennsylvania's Wharton School.

      DOUGLAS W. KUGLER
      CFA PRINCIPAL, SENIOR PORTFOLIO MANAGER

      Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 16 years of investment industry experience. His areas of focus include the Consumer Discretionary, Energy, Industrials, Materials and Technology sectors of the market. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) including Head of Mutual Fund Administration and Vice President and Treasurer of the MAS Funds, Junior Associate in the Equity Department, and his last position held prior to joining Chartwell was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

      PETER M. SCHOFIELD
      CFA PRINCIPAL, SENIOR PORTFOLIO MANAGER

      Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 29 years of investment industry experience. His areas of focus include the Consumer Staples, Financials, Health Care, Industrials and Materials sectors of the market. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENT AND AVIANCE SUB-ADVISORY AGREEMENT

      Below is a brief comparison of certain terms of the Aviance Sub-Advisory Agreement to the corresponding terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A and the description of the New Sub-Advisory Agreement is qualified in its entirety by reference to such Exhibit.

      Sub-Advisory Services. Under the Aviance Sub-Advisory Agreement, the sub-adviser agreed to furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. Similarly, under the New Sub-Advisory Agreement, the sub-adviser agrees to furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities and other instruments for the Fund's investment portfolio, all on behalf of the Fund and subject to the supervision of the Fund's Board and the Advisor. In addition, as was the case under the Aviance Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the sub-adviser is required to monitor the Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund.

      Additional Sub-Advisers. The Aviance Sub-Advisory Agreement included a provision that, subject to certain conditions, permitted the sub-adviser to retain one or more additional sub-advisers at its own cost and expense. The New Sub-Advisory Agreement does not include a corresponding provision.

      Brokerage. As was the case under the Aviance Sub-Advisory Agreement, the New Sub-Advisory Agreement authorizes the sub-adviser to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and directs the sub-adviser to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

      Fees. As was the case under the Aviance Sub-Advisory Agreement, under the New Sub-Advisory Agreement, the Advisor will pay the sub-adviser a portfolio management fee on a monthly basis. Under the Aviance Sub-Advisory Agreement, for services provided and expenses assumed, the Advisor agreed to pay the sub-adviser a fee equal to the annual rate of 0.50% of the Fund's "managed assets." Under the New Sub-Advisory Agreement, in light of the Repositioning and the addition of the Senior Loan/High Yield Debt Component, which will be allocated to the Advisor's Leveraged Finance Investment Team, the Advisor agrees to pay the sub-adviser a fee equal to the annual rate of 0.50% of the Fund's "managed assets" allocated to the sub-adviser. For purposes of the compensation provisions included in both the Aviance Sub-Advisory Agreement and the New Sub-Advisory Agreement, the term "managed assets" is defined to mean the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining "managed assets," the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability.

      As indicated above, because less than all of the Fund's managed assets will be allocated to the sub-adviser under the New Sub-Advisory Agreement, the Advisor will retain a greater portion of its advisory fee if the New Sub-Advisory Agreement is approved. James A. Bowen, a Trustee of the Fund who is an "interested person" as defined in the 1940 Act (the "Interested Trustee"), is the Chief Executive Officer of, and controls, the Advisor. See "Additional Information -- Information about the Advisor" below.

      Payment of Expenses. Under the Aviance Sub-Advisory Agreement, the sub-adviser agreed to pay all expenses incurred by it in connection with its activities under the agreement other than the cost of securities and other assets (including brokerage commissions, if any) purchased for the Fund. Similarly, under the New Sub-Advisory Agreement, the sub-adviser will agree to pay all expenses it incurs in connection with its activities under such Agreement other than (i) the cost of securities and other assets purchased for the Fund and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

      Limitation on Liability. As was the case under the Aviance Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that the sub-adviser will not be liable for, and the Fund and the Advisor will not take any action against the sub-adviser to hold the sub-adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Advisor in connection with the performance of the sub-adviser's duties under the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-adviser in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

      Continuance. Consistent with the terms of the Aviance Sub-Advisory Agreement, if the New Sub-Advisory Agreement is approved by shareholders, if not terminated earlier, it will expire on the two-year anniversary of the date of its effectiveness unless continued. Thereafter, it may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act and the rules and regulations thereunder.

      Termination. As was the case under the Aviance Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Advisor or the sub-adviser upon 60 days' written notice to the other parties, and (c) may be terminated by the Fund by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund upon 60 days' written notice to the sub-adviser by the Fund without the payment of any penalty. In addition, the Aviance Sub-Advisory Agreement was, and the New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the Fund in the event that it is established by a court of competent jurisdiction that the sub-adviser or any of its officers or directors has taken any action that results in a breach of the material covenants of the sub-adviser set forth in the Agreement.

Related Agreement

      On June 10, 2013, Chartwell and the Advisor entered into an agreement separate from the Interim Sub-Advisory Agreement to address certain matters pertaining to the Fund (such agreement, the "Related Agreement"). Among other things, under the Related Agreement, Chartwell is obligated to reimburse the Advisor for a portion of certain "services fee" payments payable by the Advisor to the lead underwriter of the Fund's initial public offering ("Reimbursement Payments"). If the Interim Sub-Advisory Agreement terminates and the New Sub-Advisory Agreement does not become effective, Chartwell will have no obligation to make Reimbursement Payments to the Advisor following the termination of the Interim Sub-Advisory Agreement.

Board Considerations

      The Board of the Fund, including the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors and Chartwell at the Board Meeting. The Board determined that the Agreements are in the best interests of the Fund in light of the extent and quality of the services to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

      At the Board Meeting, the Advisor recommended various actions to be taken with respect to the Fund to address the Fund's underperformance (in terms of both share price and net asset value) relative to its benchmarks and peer group average and to narrow its trading discount, including replacing Aviance with Chartwell and effecting the Repositioning. The Advisor proposed that Chartwell manage the Fund's Equity Component and Options Strategy (the latter of which was being managed by the Alternatives Group at First Trust Advisors), but also proposed that the Fund use leverage to add the Senior Loan/High Yield Debt Component to be managed by the Advisor's Leveraged Finance Investment Team. The Advisor had previously discussed with the Board these proposed actions, along with various other alternatives for addressing the Fund's underperformance and trading discount, at meetings held in March and April 2013. At the Board Meeting and at the April 2013 meeting, Chartwell made presentations to the Board regarding its proposed investment strategy for the Fund and how it would implement its proposed strategy. Prior to the Board Meeting, Chartwell also provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. The Board considered all the information provided and noted its familiarity with Chartwell as sub-adviser to the Equity Income Fund. At the Board Meeting, the Independent Trustees met separately with their independent legal counsel to discuss the information provided by Chartwell and the Advisor. After reviewing the various alternatives for the Fund, the Board determined to approve the Advisor's proposed course of action for the Fund and, at the Board Meeting, did not renew the Aviance Sub-Advisory Agreement and appointed Chartwell to serve as the interim sub-adviser to the Fund pursuant to the Interim Sub-Advisory Agreement, effective following the termination of the Aviance Sub-Advisory Agreement with First Trust Advisors and the Fund on June 30, 2013. The Board also approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval.

      To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Chartwell responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Chartwell to the Fund (including the relevant personnel responsible for these services and their experience); the proposed sub-advisory fee for the Fund as compared to fees charged to other clients of Chartwell; the potential for economies of scale, if any; financial data on Chartwell; fall-out benefits to Chartwell; and information regarding Chartwell's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Fund, the Advisor and Chartwell are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

      In reviewing the Agreements, the Board considered the nature, extent and quality of services to be provided by Chartwell under the Agreements. The Board considered Chartwell's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund, noting that they also serve as portfolio managers of the Equity Income Fund. The Board considered that Chartwell intended to manage the Fund in a manner that combined aspects of its Premium Yield Equity strategy and its Covered Call strategy and the Board reviewed the returns of Chartwell's Premium Yield Equity composite and also the returns of the Equity Income Fund, which is sub-advised by Chartwell using its Covered Call strategy. The Board also discussed with the prospective portfolio managers the approach Chartwell planned to take in transitioning the Fund's portfolio. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by Chartwell under the Agreements are expected to be satisfactory.

      The Board considered the sub-advisory fees to be paid under the Agreements. The Board considered that the sub-advisory fee rate under the Agreements would be the same as the sub-advisory fee rate under the Aviance Sub-Advisory Agreement, but noted that Chartwell will only receive a fee on the portion of the Fund's assets allocated to it by the Advisor. The Board considered that the sub-advisory fee was negotiated at arm's length between the Advisor and Chartwell, an unaffiliated third party, and noted that the fees to be paid to Chartwell would be paid by the Advisor from its advisory fee. The Board considered the sub-advisory fee rate charged by Chartwell for sub-advising the Equity Income Fund, noting that it was the same as the Fund's. The Board also considered information provided by Chartwell as to the fees it charges to other non-fund clients with investment objectives and policies similar to the Fund's, noting that the sub-advisory fee rate is within the range of the fee rates charged by Chartwell to these other clients, and that services provided to registered investment companies are more extensive. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, extent and quality of services expected to be provided by Chartwell under the Agreements.

      The Board considered Chartwell's statement that it had continually reinvested its capital to build a large, experienced group of professionals to serve its clients, including the Fund, and noted Chartwell's statements about potential economies of scale in providing services to the Fund. The Board also considered data provided by Chartwell as to the estimated profitability of the Agreements to Chartwell, noting that it appeared to be not excessive in light of the services expected to be provided to the Fund. The Board considered potential fall-out benefits identified by Chartwell from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements.

      Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Shareholder Approval and Required Vote

      To become effective, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of the New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Proposal.

      THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE

PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (___) _________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

                             ADDITIONAL INFORMATION

Information about the Advisor

      First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the Fund's investment adviser and will continue to serve as such after the approval by shareholders of the New Sub-Advisory Agreement. In addition, the Advisor is responsible for providing certain clerical, bookkeeping and other administrative services to the Fund and also provides fund reporting services to the Fund for a flat annual fee.

      The Advisor, an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their ownership interests. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of the Advisor and the sole Interested Trustee of the Fund. The Advisor is controlled by Grace Partners and The Charger Corporation.

Information about the Administrator, Accounting Agent and Transfer Agent

      BNY Mellon Investment Servicing (US) Inc., located at 301 Bellevue Parkway, Wilmington, Delaware 19809, acts as the administrator, accounting agent and transfer agent to the Fund.

Beneficial Ownership of Shares

      Control Persons and Principal Holders

      To the knowledge of the Board, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) beneficially owned more than 5% of the Fund's outstanding Shares, except as noted in the following table. Information as to beneficial ownership of Shares is based on reports filed with the SEC by such holder and a securities position listing report from The Depository Trust & Clearing Corporation as of the Record Date. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of control.

----------------------------------------  ---------------------------------------  ------------------------------
              SHAREHOLDER                            NUMBER OF SHARES                         PERCENT
              AND ADDRESS                                  HELD                              OWNERSHIP
----------------------------------------- ---------------------------------------  ------------------------------
                                                              Shares                               %
----------------------------------------  ---------------------------------------  ------------------------------
                                                              Shares                               %
----------------------------------------  ---------------------------------------  ------------------------------
                                                              Shares                               %
----------------------------------------  ---------------------------------------  ------------------------------

      Trustees and Officers

      As of December 31, 2012, the Trustees and officers of the Fund did not beneficially own any Shares of the Fund.

      Shareholder Proposals

      Shareholder Proposals for Inclusion in the Fund's Proxy Statement. To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 2014 and included in the Fund's proxy statement relating to such meeting, a shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2013. Such a proposal will be included in the Fund's proxy statement if it meets the requirements of Rule 14a-8. Timely submission of a proposal does not mean that such proposal will be included in a Fund's proxy statement.

      Other Shareholder Proposals. Under the Fund's By-Laws, any proposal to elect any person nominated by shareholders for election as Trustee and any other proposals by shareholders may only be brought before an annual meeting of the Fund if, among other things, timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in the Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, Secretary, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. In addition, the By-Laws provide that, unless required by federal law, no matters shall be considered at or brought before any annual or special meeting unless such matter has been deemed a proper matter for shareholder action by at least sixty-six and two-thirds percent (66-2/3%) of the Trustees. Timely submission of a proposal does not mean that such proposal will be brought before the meeting.

Shareholder Communications

      Shareholders of the Fund who want to communicate with the Board of Trustees or any individual Trustee should write the Fund to the attention of the Fund's Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chairman of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Fiscal Year

      The fiscal year end for the Fund is November 30.

Delivery of Certain Documents

      Annual reports will be sent to shareholders of record of the Fund. The Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

June __, 2013


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSAL OR HOW TO VOTE YOUR SHARES, PLEASE CALL THE FUND'S PROXY SOLICITOR, AST FUND SOLUTIONS, LLC, AT (___) __________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                                                                      APPENDIX A

                       FORM OF NEW SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this ___ day of _______, 2013, by and among First Trust Dividend and Income Fund, a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Chartwell Investment Partners, L.P., a Pennsylvania limited partnership and a registered investment adviser with the SEC (the
"Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

       2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees (the "Board of Trustees" or the "Board") and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities and other instruments for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent effective registration statement on Form N-2, as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the Fund, (b) monitor the Fund's investments, and (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 under the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. Such policies and procedures and any amendment thereto will be communicated by the Manager to the Sub-Adviser.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of either the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

             (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise requested by the Manager or the Board and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than (i) the cost of securities and other assets purchased for the Fund, and (ii) the costs directly associated with purchasing and selling securities and other assets for the Fund, if any, including, but not limited to, brokerage commissions, stamps, duties, taxes and custody fees related to transfers.

       4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.50% of the Fund's Managed Assets (as defined below) allocated to the Sub-Adviser. For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

       5. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

       6. Limitation of Liability. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       7. Term; Termination. This Agreement shall become effective with respect to the Fund on the date provided above (the "Effective Date"), provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary of the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement, however, shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

       8. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act, as are reasonably requested by the Fund or the Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

       9. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate for receipt of such notice.

   If to the Manager or the Fund:                If to the Sub-Adviser:

First Trust Dividend and Income Fund         Chartwell Investment Partners, L.P.
First Trust Advisors L.P.                    1234 Westlakes Drive, Suite 400
120 E. Liberty Drive, Suite 400              Berwyn, Pennsylvania  19312
Wheaton, Illinois  60187                     Attention: Maria E. Pollack
Attention: Secretary

If by Facsimile: (630) 517-7437              If by Facsimile:  (610) 722-5644

      10. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein and a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by an officer of the Fund in his or her capacity as an officer and not individually and is not binding upon any of the Trustees, officers, or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This

Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      12. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 10 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      13. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      14. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      15. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 4 are not severable.

      16. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                  FIRST TRUST DIVIDEND AND INCOME FUND

By: ______________________________         By: ______________________________
   Title: ___________________________         Title: ___________________________


CHARTWELL INVESTMENT PARTNERS, L.P.

By: ______________________________
   Title: ___________________________

                               FORM OF PROXY CARD

FIRST TRUST


                      FIRST TRUST DIVIDEND AND INCOME FUND
          (FORMERLY KNOWN AS FIRST TRUST ACTIVE DIVIDEND INCOME FUND)
    Proxy Card for the Special Meeting of Shareholders - September 16, 2013

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of Common Shares of First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income Fund), a Massachusetts business trust (the "Fund"), hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at 3:30 p.m. Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement dated ____, 2013, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH.

            PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.



         PLEASE FOLD HERE AND RETURN ENTIRE PROXY CARD - DO NOT DETACH
--------------------------------------------------------------------------------

[PICTURE OMITTED]
                                  BY INTERNET

To vote on the Internet, go to [ ] and enter the 12-digit control number found on the reverse side of this Proxy Card. Follow the instructions provided.

[PICTURE OMITTED]
                                  BY TELEPHONE

To cast your vote by phone with a proxy voting representative, call toll-free [ ] and provide the representative the control number found on the reverse side of this Proxy Card. Representatives are available to take your voting instructions Monday through Friday ____ a.m. to ____p.m. Eastern Time.

[PICTURE OMITTED]
                                    BY MAIL

To vote by mail, mark the appropriate voting boxes on the reverse side of this Proxy Card, sign and date the Proxy Card and return it in the enclosed postage-paid envelope or mail to: [ ].

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

FIRST TRUST DIVIDEND AND INCOME FUND

                                                                  CONTROL NUMBER




     PLEASE CAST YOUR VOTE PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

THE PROXY CARD MUST BE SIGNED AND DATED FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTIONS HAVE BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: (black square)



 PROPOSAL - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement with Chartwell Investment Partners, L.P.
                                 for the Fund.

                                                     FOR    AGAINST     ABSTAIN
Approval of New Investment Sub-Advisory Agreement    [_]      [_]         [_]


Please be sure to sign and date this Proxy Card. Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.


--------------------------------------------------------------------------------
Shareholder sign here


--------------------------------------------------------------------------------
Joint owner sign here


--------------------------------------------------------------------------------
Date:


NON-VOTING ITEMS



MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Special
                     Meeting [_]

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CHANGE OF ADDRESS - Please print new address below.
comments below.

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 COMMENTS - Please print your


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